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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 3, 2005


                             INTERLINE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)


                                  DELAWARE
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                 (State or other jurisdiction of incorporation)


             001-32380                                   03-0542659
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      (Commission File Number)                (IRS Employer Identification No.)



 801 W. BAY STREET, JACKSONVILLE, FLORIDA                   32204
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 (Address of principal executive offices)                 (Zip Code)


         Registrant's telephone number, including area code:  (904) 421-1400


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This Current Report on Form 8-K is filed by Interline Brands, Inc., a Delaware corporation ("Interline Brands") (NYSE:IBI).


ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On August 3, 2005, Interline Brands, Inc. (the "Company") entered into an Underwriting Agreement (the "Underwriting Agreement") with several selling stockholders named on Schedule A thereto (collectively, the "Selling Stockholders") and the several underwriters named on Schedule B thereto (collectively, the "Underwriters"), for whom Credit Suisse First Boston LLC and Lehman Brothers Inc. acted as representatives. The Underwriting Agreement relates to the public offering of 7,750,000 shares of the Company's common stock by the Selling Stockholders. The Selling Stockholders agreed to sell the Underwriters 7,750,000 shares in the aggregate at a price per share of $18.0975. The Selling Stockholders also granted the Underwriters an option to acquire an additional 1,162,500 shares of the Company's common stock from the Selling Stockholders at the same price per share. The transaction closed on August 9, 2005. The agreement includes customary representations, warranties and covenants by the Company concerning the Company and the registration statement related to the offering and by the Selling Stockholders relating to them and their stock ownership. Under the terms of the Underwriting Agreement, the Company and the Selling Stockholders have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute payments the Underwriters may be required to make because of any of those liabilities.

            Some of the Underwriters and their affiliates have provided, and may provide in the future, investment banking and other financial services for the Company in the ordinary course of business, for which they have received and will receive customary compensation. Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Lehman Brothers Inc. were underwriters of the initial public offering of the Company, and have received customary fees and commissions relating thereto. In addition, affiliates of Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Lehman Brothers Inc. are acting as agents and lenders under the Company's credit facility.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      INTERLINE BRANDS, INC.



                                      By: /s/ Laurence W. Howard, III
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                                          Name:  Laurence W. Howard, III
                                          Title: Vice President, General Counsel
                                                 and Secretary




Date: August 9, 2005








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